UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2019

Social Capital Hedosophia Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Hawthorne Avenue Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one Warrant to purchase one Class A ordinary share	IPOA.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	IPOA	New York Stock Exchange
Warrants to purchase Class A ordinary shares	IPOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 7, 2019, Social Capital Hedosophia Holdings Corp. (“SCH”) filed a preliminary proxy statement/prospectus as part of a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the previously announced transaction pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 9, 2019, by and among SCH, Vieco 10 Limited (“V10”), Foundation Sub 1, Inc., Foundation Sub 2, Inc., Foundation Sub LLC, TSC Vehicle Holdings, Inc., Virgin Galactic Vehicle Holdings, Inc., and VGH, LLC (VGH, LLC collectively with TSC Vehicle Holdings, Inc. and Virgin Galactic Vehicle Holdings, Inc., the “Companies” and together with V10, “VG”).

On September 5, 2019, SCH and VG released an analyst presentation (the “Analyst Presentation”) for use in connection with the proposed transaction pursuant to the Merger Agreement. A copy of the Analyst Presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SCH under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between VG and SCH. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the transactions contemplated by the Merger Agreement, SCH filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC on August 7, 2019 (File No. 333-233098), which includes a preliminary proxy statement/prospectus, that is both the proxy statement to be distributed to SCH’s shareholders in connection with SCH’s solicitation of proxies for the vote by SCH’s shareholders with respect to the proposed transaction with VG as described in the Registration Statement as well as the prospectus relating to the offer of the securities to be issued to SCH’s security holders in connection with SCH’s proposed domestication as a Delaware corporation in connection with the proposed transaction with VG as described in the Registration Statement. The Registration Statement has not yet been declared effective. After the Registration Statement is declared effective, SCH will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. SHAREHOLDERS AND OTHER SECURITY HOLDERS OF SCH ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SCH (when available) through the website maintained by the SEC at http://www.sec.gov.

The documents filed by SCH with the SEC (when available) also may be obtained free of charge at SCH’s website at http://www.socialcapitalhedosophiaholdings.com/docs.html or upon written request to 120 Hawthorne Avenue Palo Alto, California 94301.

Participants in Solicitation

SCH and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCH’s shareholders in connection with the proposed transaction. Information about SCH’s directors and executive officers and their ownership of SCH’s securities is set forth in SCH’s filings with the SEC, including (i) the Annual Report on Form 10-K, filed on March 18, 2019 and (ii) the Registration Statement filed on August 7, 2019.

Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between VG and SCH, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets and expected performance of VG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCH’s securities, (ii) the risk that the transaction may not be completed by SCH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCH, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of SCH, the satisfaction of the minimum trust account amount following redemptions by SCH’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on VG’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of VG, (viii) the outcome of any legal proceedings that may be instituted against VG or against SCH related to the Merger Agreement or the proposed transaction, (ix) the ability to maintain the listing of SCH’s securities on the New York Stock Exchange, (x) changes in the competitive and highly regulated industries in which VG plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting VG’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive and novel tourist spaceflight industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCH’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and VG and SCH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither VG nor SCH gives any assurance that either VG or SCH will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Analyst Presentation, dated as of September 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp.

Date: September 5, 2019	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer